Share-Based Payment (Details) - USD ($) $ in Thousands	1 Months Ended		12 Months Ended
	Jan. 29, 2020	Aug. 29, 2011	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Share-Based Payment (Details) [Line Items]
Increase of reserve, description	On January 29, 2020, it was decided to increase the reserve by 10 million and on May 19, 2020 it was decided to increase the reserve by another 10 million options. The total reserve after these increases is 30 million. As of December 31, 2021, the remaining number of options available for grant under the 2011 Plan is 17,600,000 options.
Net expenses recognized for grant of options to employees			$ 37	$ 51	$ 5
Unvested options			$ 15
Weighted-average term			1 year 6 months
Two Thousand Eleven Plan [Member]
Share-Based Payment (Details) [Line Items]
Share based payment award remaining contractual term		10 years
Number of share holding of up (in Shares)		10,000,000